GOODKIND LABATON RUDOFF & SUCHAROW LLP
                   A REGISTERED LIMITED LIABILITY PARTNERSHIP
                                 100 PARK AVENUE
                          NEW YORK, NEW YORK 10017-5563
                            TELEPHONE (212) 907-0700
                               FAX (212) 818-0477

                                                     WRITER'S DIRECT DIAL NUMBER
                                                     (212) 907-0700

                      February 16, 1996

Global Intellicom, Inc.
747 Third Avenue
New York, New York 10017

Gentlemen:

      Global Intellicom, Inc. ("Global") acknowledges that it is liable to Goodkind Labaton Rudoff & Sucharow LLP ("GLR&S") in the amount of $696,085, representing outstanding legal fees, unbilled time charges and disbursements booked through January 17, 1996 (the "Claim"). Subject to the terms and conditions set forth in this letter, Global agrees to pay, and GLR&S agrees to accept, $464,000 in full satisfaction of the Claim.

      This letter sets forth our agreement with respect to the Claim and the other matters specified below.

      1. The obligations of GLR&S under this letter shall be subject to the satisfaction of the following conditions upon execution of this letter by
Global:

            (a) Global shall pay GLR&S the sum of $150,000, by delivery of a certified check payable to the order of GLR&S;

            (b) Global shall execute and deliver to GLR&S a promissory note in the form attached to this letter in the principal amount of $314,000 (the "A Note");

            (c) Global shall execute and deliver to GLR&S a promissory note in the form attached to this letter in the principal amount of $232,085 (the "B Note"), representing the balance of the Claim;

            (d) Global shall execute and deliver to GLR&S a release in the form attached to this letter;

            (e) Global shall deliver to GLR&S a certificate of its Secretary dated as of the date of this letter certifying the resolutions adopted by Global's Board of Directors authorizing the execution, delivery and performance by Global of this letter agreement and the instruments attached hereto to which it is a party (collectively, the "Global Documents"); and

            (f) the representations of Global hereunder shall be correct in all respects.

      2. The obligations of Global under this letter shall be subject to the satisfaction of the following conditions upon execution of this letter by GLR&S:

            (a) GLR&S shall execute and deliver to Global a release in the form attached to this letter; and

            (b) the representations of GLR&S hereunder shall be correct in all respects.

      3. (a) If the A Note is paid in full in accordance with its terms and no Event of Default shall have occurred under the A Note or the B Note prior to such payment, the total Claim shall be deemed to be discharged and satisfied, and GLR&S shall thereupon deliver the B Note to Global for cancellation. GLR&S shall not negotiate or transfer the B Note or any interest therein to a third party and shall hold the B Note solely for the purposes described in this paragraph 3.

            (b) If an Event of Default shall occur under the A Note or the B Note prior to payment in full of the A Note in accordance with its terms, the entire unpaid principal amounts of the A Note and the B Note, together with all accrued interest and all other sums then due and payable thereunder, shall accelerate and become immediately due and payable as provided therein, and GLR&S may exercise all rights and remedies available to it under applicable law in addition to, and not in lieu of, any rights and remedies expressly granted under the A Note or B Note, provided that the total monetary recovery shall not exceed the sum of (i) the total amount of the Claim, (ii) interest accrued under the A Note and B Note, and (iii) other amounts expressly payable pursuant to the A Note and B Note.

      4. Global represents to and agrees with GLR&S that:

            (a) Global is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the corporate power to own its properties and carry on its business as currently conducted. Global is duly qualified as a foreign corporation to do business and is in good standing in the State of New York.

            (b) Global has full right, power and authority to execute, deliver and perform the Global Documents, each of which has been duly authorized by all requisite corporate action. The execution, delivery and performance of the Global Documents by Global does not and, with notice, lapse of time or both, will not conflict with, or result in the breach of, (i) its certificate of incorporation or by-laws, (ii) any provision of an agreement or instrument to which it is a party or by which it is bound or (iii) any provision of any law, regulation or order, injunction or decree of any court or governmental authority. No consent or approval of any person not already validly obtained is or will be required in connection with the execution, delivery and performance of the Global Documents.

            (c) Each of the Global Documents constitutes the valid and legally binding obligation of Global, enforceable in accordance with its terms.

            (d) Global has not relied upon Goodkind Labaton Rudoff & Sucharow LLP or David Mortman, Esq. in connection with the execution and delivery of the Global Documents, and has obtained the advice of other independent counsel satisfactory to it in connection with such matters.

      5. GLR&S represents to and agrees with Global that:

            (a) GLR&S is a limited liability partnership duly organized and validly existing under the laws of the State of New York and has the power to own its properties and engage in the practice of law.

            (b) GLR&S has full right, power and authority to execute, deliver and perform this letter and the release attached hereto to which it is a party (collectively, the "GLR&S Documents"), each of which has been duly authorized by all requisite action. No consent or approval of any person not already validly obtained is or will be required in connection with the execution, delivery and performance of the GLR&S Documents.

            (c) Each of the GLR&S Documents constitutes the valid and legally binding obligation of GLR&S, enforceable in accordance with its items.

            (d) GLR&S has not relied upon David Mortman, Esq. in connection with the execution and delivery of the GLR&S Documents.

      6. With respect to matters undertaken by GLR&S on Global's behalf prior to January 17, 1996, GLR&S shall, at Global's written request, continue to provide services to the extent necessary to facilitate the assignment of such matters to another law firm for on-going representation; provided that Global shall pay for all services rendered by GLR&S (at 80% of its internally established hourly rates) and all disbursements incurred by it with Global's written authorization after January 17, 1996 within 30 days after Global's receipt of an invoice therefor and, provided further, that GLR&S can at any time decline to provide services if, in good faith, it determines that it is appropriate to do so. Within 30 days after Global's receipt of an invoice therefor, Global shall pay GLR&S all disbursements incurred by it on or before January 17, 1996 but recorded in its books thereafter.

      7. This letter (a) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and understandings, both written and oral, between the parties with regard to the subject matter hereof, (b) is not intended to confer upon any person not a party any rights or remedies hereunder or with respect to the subject matter hereof, (c) has been made and is intended to be performed in the State of New York and shall be governed by, and construed and enforced in accordance with, the internal laws of that State, excluding rules applicable to conflicts of law, (d) may be amended only by a document signed by the party to be charged therewith and (e) may be waived with respect to any provision only by a document signed by the party entitled to the benefit of such provision.

                                          Very truly yours,


                                          GOODKIND LABATON RUDOFF &
                                           SUCHAROW LLP

                                       By:  ____________________________________
                                             RICHARD P. ACKERMAN, PARTNER
AGREED:

GLOBAL INTELLICOM, INC.

By: ______________________________
      Howard Maidenbaum, Executive
      Vice President and Treasurer

                                 PROMISSORY NOTE

$314,000                                            February _, 1996

      FOR VALUE RECEIVED, GLOBAL INTELLICOM, INC., a Nevada corporation (the "Payor"), having an office and address for notice purposes at 747 Third Avenue, New York, New York 10017, hereby unconditionally promises to pay to the order of Goodkind Labaton Rudoff & Sucharow LLP at its offices at 100 Park Avenue, New York, New York 10017, or at such other place or to such other payee as the holder of this Note may from time to time designate in writing to the Payor, the principal amount of THREE HUNDRED FOURTEEN THOUSAND DOLLARS ($314,000) in four
(4) payments as follows: $75,000 on each of May, August and November 25, 1996 and $89,000 on December 31, 1996. Notwithstanding anything contained and in this Note to the contrary, from and after the occurrence of an Event of Default (as defined in paragraph 3(a) hereof) the unpaid principal amount of this Note shall bear interest in a rate per annum equal to 3% above the publicly announced prime interest rate per annum of Citibank, N.A. on the date on which such Event of Default occurs, but in no event in excess of the maximum interest rate permitted by applicable law. This Note may be prepaid, in whole or in part, at any time prior to the occurrence of an Event of Default without premium or penalty, and any partial prepayment shall be applied to the unpaid principal amount of this
Note in the inverse order of the maturities of installments thereof hereunder. All payments pursuant to this Note shall be made in the lawful currency of the United States of America.

      1. Pavor's Representations. Payor represents to and agrees with each holder of this Note that:

            (a) The Payor is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the corporate power to own its properties and carry on its business as currently conducted. The Payor is duly qualified as a foreign corporation to do business and is in good standing in the State of New York.

            (b) The Payor has full right, power and authority to execute, deliver and perform this Note, each of which has been duly authorized by all requisite corporate action. The execution, delivery and performance of this Note by the Payor does not and, with notice, lapse of time or both, will not conflict with, or result in the breach of, (i) its certificate of incorporation or by-laws, (ii) any provision of any agreement or instrument to which it is a party or by which it is bound or (iii) any provision of any law, regulation or order, injunction or decree of any court or governmental authority. No consent or approval of any person not already validly obtained is or will be required in connection with the execution, delivery or performance of this Note.

            (c) This Note constitutes the valid and legally binding obligation of the Payor, enforceable in accordance with its terms.

            (d) The Payor has not relied upon Goodkind Labaton Rudoff & Sucharow LLP or David Mortman, Esq. in connection with the execution and delivery of this Note or the documents incident hereto, and has obtained the advice of other independent counsel satisfactory to it in connection with such matters.

      2. Payor's Covenants. Payor covenants and agrees with each holder of this Note that, as long as any amount remains payable hereunder:

            (a) Payor shall give notice to the holder of this Note as promptly as practicable, but in any event within 48 hours, after the occurrence of any event which constitutes or, with notice to the Payor, or lapse of time or both, would constitute an Event of Default or a material adverse change in the financial condition or operations of the Payor.

            (b) The holder of this Note, and its representatives, shall have the right to discuss the finances of the Payor as it relates to Payor's ability to repay this Note, and to be advised as to the same by, the Payor's chief financial officer or other officer or employee having knowledge of the facts at such reasonable times and intervals as the holder may designate, but not so as to interfere unreasonably with the Payor's operations.

      3. Events of Default.

            (a) The occurrence of any one or more of the following events or conditions (each, an "Event of Default") shall constitute a default hereunder:

                  (i) nonpayment within 20 days of the date when due of any payment of principal under this Note;

                  (ii) any representation of the Payor hereunder or under the letter agreement of even date between Goodkind Labaton, etc. and the Payor which provide for the making of this Note shall be materially false when made;

                  (iii) (A) a breach by the Payor of paragraph 2(a) or (B) a breach by the Payor of any other provision of this Note (except as described in (i) and (ii) above which breach is not remedied within 5 days after the giving of written notice (or 8 days thereafter if notice is given only by certified mail) from the holder of this Note;

                  (iv) the Payor shall (A) admit in writing its inability to pay its debts as they become due; (B) file a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the Bankruptcy Code or an answer or other pleading admitting or failing to deny the material allegations of such a petition or seeking, consenting to or acquiescing in the relief therein provided; (C) make an assignment for the benefit of its creditors; (D) consent to the appointment of a receiver or trustee for all or a substantial part of its property or to the filing of a petition against it under the Bankruptcy Code; (E) be adjudicated a bankrupt; (F) have entered against it a court order appointing a receiver or trustee for all or a substantial part of its property or approving a filing in good faith or a petition filed against it under the Bankruptcy Code (in either case without its consent); (G) allow the assumption of custody or sequestration by a court of competent jurisdiction of all or a substantial part of its property or (H) permit an attachment to be made on any substantial part of its property or assets;

                  (v) an event or condition shall occur which results in the acceleration of the maturity of any indebtedness or liability of the Payor for borrowed money in excess of a total of $50,000; or

                  (vi) the Payor dissolves, liquidates or sells or otherwise transfers all or a substantial part of its property.

            (b) If an Event of Default shall occur, the entire unpaid principal amount of this Note, together with all accrued interest and all other sums then due and payable hereunder, shall accelerate and become immediately due and payable without presentment, demand, protest or notice of any kind whatsoever, including, but not limited to, notice of dishonor, nonpayment and maturity, all of which are hereby expressly waived.

      4. Payor's Waivers and Consents.

            (a) The Payor hereby assents to any indulgence, any extension of the time for payment or any modification of the terms of payment of any part or the whole of the indebtedness evidenced hereby and to any substitution, exchange or release of collateral, if any, granted or permitted by the holder of this Note.

            (b) The Payor hereby waives presentment, demand, protest and, except as expressly set forth in paragraph 3(a)(iii), notice of any kind whatsoever in connection with the delivery, acceptance, performance and enforcement of this Note.

            (c) THE OBLIGATIONS OF THE PAYOR TO PAY PRINCIPAL, INTEREST AND OTHER SUMS AS PROVIDED IN THIS NOTE ARE ABSOLUTE AND UNCONDITIONAL, AND ARE (A) NOT SUBJECT TO ANY DEFENSE OR ANY RIGHT OF SET-OFF, RECOUPMENT, COUNTERCLAIM OR DEDUCTION OF ANY KIND WHICH MAY OTHERWISE BE AVAILABLE TO THE PAYOR AND (B) WITHOUT ANY RIGHT OF SUSPENSION, DEFERMENT OR REDUCTION THE PAYOR MIGHT OTHERWISE HAVE AT LAW OR IN EQUITY AGAINST GOODKIND LABATON RUDOFF AND SUCHAROW LLP OR ANY OTHER PAYEE OR HOLDER OF THIS NOTE. THE PAYOR HEREBY WAIVES THE RIGHT TO ASSERT ANY SUCH DEFENSE (OTHER THAN ACTUAL PAYMENT OF THIS NOTE OR THE FAILURE TO GIVE ANY NOTICE EXPRESSLY REQUIRED BY SECTION 3 HEREOF) OR OTHER RIGHT IN ANY ACTION OR PROCEEDING TO ENFORCE THIS NOTE.

      5. Miscellaneous.

            (a) Any notice required or desired to be given hereunder shall be sufficiently given if in writing and if (i) delivered personally, (ii) mailed by certified mail, return receipt requested, postage prepaid, (iii) sent by Recognized overnight courier, charges prepaid, or (iv) sent by facsimile transmission (if to Payor, (212) 750-2320, or if to Goodkind Labaton Rudoff & Sucharow LLP, (212) 818-0477) and a transmission confirmation is received by the sender; or to such other payee, holder, address or facsimile number as shall be specified by the appropriate party or by any other payee or holder of this Note by like notice. Service of process may be made by certified mail, return receipt requested, postage prepaid.

            (b) The Payor shall pay the holder of this Note, on demand, all costs and expenses in connection with the modification, amendment and enforcement of this Note, whether through legal proceedings, negotiations or otherwise (such costs and expenses shall include, without limitation, the reasonable hourly charges and disbursements of the holder or other legal counsel). The Payor shall, and does hereby, indemnify each holder of this Note and hold it harmless from and against any and all claims, damages and liabilities in connection with or arising out of any investigation, proceeding or litigation relating to or arising out of this Note or any transaction incident hereto. This paragraph 5(b) shall survive payment in full of this Note.

            (c) No course of dealing between the Payor and the holder of this Note or any delay on the part of the holder hereof in exercising any right hereunder shall operate as a waiver of any right of the holder hereof, except to the extent expressly waived in writing by the holder hereof. No delay or omission by the holder of this Note to exercise and right hereunder shall impair any such right or operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or future exercise thereof, or the exercise of any other right. The remedies provided herein are cumulative and are not exclusive of any remedy provided by law or in equity.

            (d) Upon receipt by the Payor of evidence reasonably satisfactory to the Payor of the loss, theft, destruction or mutilation of this Note and of an indemnity agreement reasonably satisfactory to the Payor and upon surrender and cancellation of this Note, if mutilated, the Payor shall make and deliver a new promissory note of like tenor, in lieu of this Note. Any promissory note made and delivered in accordance with the provisions of this paragraph shall be dated as of the date from which unpaid principal and interest has then accrued on the note so lost, stolen, destroyed or mutilated.

            (e) The provisions of this Note shall be binding upon the Payor, its legal representatives (including trustees in bankruptcy), successors and assigns, and all endorsers and other persons liable under this Note.

            (f) The validity, construction and enforcement of this Note shall be governed by the internal laws of the State of New York, excluding rules applicable to conflicts of law. This Note has been made, and is intended to be performed, in the State of New York. Any action or proceeding concerning this Note shall be brought in a state or federal court located in the State and County of New York and in no other forum, and the parties hereby submit to the exclusive jurisdiction of such courts. The provisions of this Note are severable, and the invalidity or unenforceability of any provision shall not alter or impair the remaining provisions hereof.

      IN WITNESS WHEREOF, the Payor has duly executed and delivered this Note as of the date first above written

Attest:                                         GLOBAL INTELLICOM, INC.


________________________________                _______________________________
Elaine Ranieri, Assistant                       Howard Maidenbaum, Executive
      Secretary                                  Vice President and Treasurer

STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )

      On the _____________________ day of February, in the year one thousand nine hundred and ninety-six, before me personally came Howard Maidenbaum, to me known, who being by me duly sworn, did depose and say that he resides at ________________ New York; that he is Executive Vice President and Treasurer of Global Intellicom, Inc., the Company described in and which executed the above instrument; and that he signed his name thereto by like authority.


                                                ________________________________
                                                      Notary Public

                         NON-NEGOTIABLE PROMISSORY NOTE

$232,085                                           February ______, 1996

      FOR VALUE RECEIVED, GLOBAL INTELLICOM, INC., a Nevada corporation (the "Payor"), having an office and address for notice purposes at 747 Third Avenue, New York, Nev York 10017, hereby unconditionally promises to pay to the order of Goodkind Labaton Rudoff & Sucharow LLP, its successors and assigns at its offices at 100 Park Avenue, New York, New York 10017, or at such other place as the holder of this Note may from time to time designate in writing to the Payor, the principal amount of TWO HUNDRED THIRTY-TWO THOUSAND EIGHTY-FIVE DOLLARS ($232,085) on December 31, 1996. Notwithstanding anything contained in this Note to the contrary, from and after the occurrence of an Event of Default (as defined in paragraph 3(a) hereof) the unpaid principal amount of this Note shall bear interest at a rate per annum equal to 3% above the publicly announced prime interest rate per annum of Citibank, N.A. on the date on which such Event of Default occurs, but in no event in excess of the maximum interest rate permitted by applicable law. This Note may be prepaid, in whole or in part, at any time prior to the occurrence of an Event of Default without premium or penalty. All payments pursuant to this Note shall be made in the lawful currency of the United States of America.

      If the promissory note of even date made by the Payor to the order of Goodkind Labaton Rudoff & Sucharow LLP in the principal amount of $314,000 (the "A Note") is paid in full in accordance with its terms and no Event of Default shall have occurred under the A Note or this Note prior to such payment, then this Note shall thereupon be deemed to be cancelled and of no further force or effect.

      1. Payor's Representations. Payor represents to and agrees with each holder of this Note that:

            (a) The Payor is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the corporate power to own its Properties and carry on its business as currently conducted. The Payor is duly qualified as a foreign corporation to do business and is in good standing in the State of New York.

            (b) The Payor has full right, power and authority to execute, deliver and perform this Note, each of which has been duly authorized by all requisite corporate action. The execution, delivery and performance of this Note by the Payor does not and, with notice, lapse of time or both, will not conflict with, or result in the breach of, (i) its certificate of incorporation or by-laws, (ii) any provision of any agreement or instrument to which it is a party or by which it is bound or (iii) any provision of any law, regulation or order, injunction or decree of any court or governmental authority. No consent or approval of any person not already validly obtained is or will be required in connection with the execution, deliver or performance of this Note.

            (c) This Note constitutes the valid and legally binding obligation of the Payor, enforceable in accordance with its terms.

            (d) The Payor has not relied upon Goodkind Labaton Rudoff & Sucharow LLP or David Mortman, Esq. in connection with the execution and delivery of this Note or the documents incident hereto, and has obtained the advice of other independent counsel satisfactory to it in connection with such matters.

      2. Payor's Covenants. Payor covenants and agrees with each holder of this Note that, as long as any amount remains payable hereunder:

            (a) Payor shall give notice to the holder of this Note as promptly as practicable, but in any event within 48 hours, after the occurrence of any event which Constitutes or, with notice to the Payor, or lapse of time or both, would constitute an Event of Default or a material adverse change in the financial condition or operations of the Payor.

            (b) The holder of this Note, and its representatives, shall have the right to discuss the finances of the Payor as it relates to Payor's ability to repay this Note, and to be advised as to the same by, the Payor's chief financial officer or other officer or employee having knowledge of the facts at such reasonable times and intervals as the holder may designate, but not so as to interfere unreasonably with the Payor's operations.

      3. Events of Default.

            (a) The occurrence of any one or more of the following events or conditions (each, an "Event of Default") shall constitute a default hereunder:

                  (i) nonpayment within 20 days of the date when due of any payment of principal under this Note;

                  (ii) any representation of the Payor hereunder shall be materially false when made;

                  (iii) (A) a breach by the Payor of paragraph 2(a) or (B) a breach by the Payor of any other provision of this Note (except as described in (i) and (ii) above) which breach is not remedied within 5 days after the giving of written notice (or 8 days thereafter if notice is given only by certified mail) from the holder of this Note; and

                  (iv) the occurrence of any "Event of Default" under, and as defined in, the A Note.

            (b) If an Event of Default shall occur, the entire unpaid principal amount of this Note, together with all accrued interest and all other sums then due and payable hereunder, shall accelerate and become immediately due and payable without presentment, demand, protest or notice of any kind whatsoever, including, but not limited to, notice of dishonor, nonpayment and maturity, all of which are hereby expressly waived.

      4. Pavor's Waivers and Consents.

            (a) The Payor hereby assents to any indulgence, any extension of the time for payment or any modification of the terms of payment of any part or the whole of the indebtedness evidenced hereby and to any substitution, exchange or release of collateral, if any, granted or permitted by the holder of this Note.

            (b) The Payor hereby waives presentment, demand, protest and, except as expressly set forth in paragraph 3(a)(iii), notice of any kind whatsoever in connection with the delivery, acceptance, performance and enforcement of this Note.

            (c) THE OBLIGATIONS OF THE PAYOR TO PAY PRINCIPAL, INTEREST AND OTHER SUMS AS PROVIDED IN THIS NOTE ARE ABSOLUTE AND UNCONDITIONAL, AND ARE (A) NOT SUBJECT TO ANY DEFENSE OR ANY RIGHT OF SET-OFF, RECOUPMENT, COUNTERCLAIM OR DEDUCTION OF ANY KIND WHICH MAY OTHERWISE BE AVAILABLE TO THE PAYOR AND (B) WITHOUT ANY RIGHT OF SUSPENSION, DEFERMENT OR REDUCTION THE PAYOR MIGHT OTHERWISE HAVE AT LAW OR IN EQUITY AGAINST GOODKIND LABATON RUDOFF AND SUCHAROW LLP OR ANY OTHER PAYEE OR HOLDER OF THIS NOTE. THE PAYOR HEREBY WAIVES THE RIGHT TO ASSERT ANY SUCH DEFENSE (OTHER THAN ACTUAL PAYMENT OF THIS NOTE OR THE A NOTE AS PROVIDED IN THE SECOND PARAGRAPH OF THIS NOTE OR THE FAILURE TO GIVE ANY NOTICE EXPRESSLY REQUIRED BY SECTION 3 HEREOF) OR OTHER RIGHT IN ANY ACTION OR PROCEEDING TO ENFORCE THIS NOTE.

      5. Miscellaneous.

            (a) Any notice required or desired to be given hereunder shall be sufficiently given if in writing and if (i) delivered personally, (ii) mailed by certified mail, return receipt requested, postage prepaid, (iii) sent by recognized overnight courier, charges prepaid, or (iv) sent by facsimile transmission (if to Payor, (212) 750-2320, or if to Goodkind Labaton Rudoff & Sucharow LLP, (212) 818-0477) and a transmission confirmation is received by the sender; or to such other payee, holder, address or facsimile number as shall be specified by the appropriate party or by any other payee or holder of this Note by like notice. Service of process may be made by Certified mail, return receipt requested, postage prepaid.

            (b) The Payor shall pay the holder of this Note, on demand, all costs and expenses in connection with the modification, amendment and enforcement of this Note, whether through legal proceedings, negotiations or otherwise (such costs and expenses shall include, without limitation, the reasonable hourly charges and disbursements of the holder or other legal counsel). The Payor shall, and does hereby, indemnify each holder of this Note and hold it harmless from and against any and all claims, damages and liabilities in connection with or arising out of any investigation, proceeding or litigation relating to or arising out of this Note or any transaction incident hereto. This paragraph 5(b) shall survive payment in full of this Note.

            (c) No course of dealing between the Payor and the holder of this Note or any delay on the part of the holder hereof in exercising any right hereunder shall operate as a waiver of any right of the holder hereof, except to the extent expressly waived in writing by the holder hereof. No delay or omission by the holder of this Note to exercise any right hereunder shall impair any such right or operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or future exercise thereof, or the exercise of any other right. The remedies provided herein are cumulative and are not exclusive of any remedy provided by law or in equity.

            (d) Upon receipt by the Payor of evidence reasonably satisfactory to the Payor of the loss, theft, destruction or mutilation of this Note and of an indemnity agreement reasonably satisfactory to the Payor and upon surrender and cancellation of this Note, if mutilated, the Payor shall make and deliver a new promissory note of like tenor, in lieu of this Note. Any promissory note made and delivered in accordance with the provisions of this paragraph shall be dated as of the date from which unpaid principal and interest has then accrued on the note so lost, stolen, destroyed or mutilated.

            (e) The provisions of this Note stall be binding upon the Payor, its legal representatives (including trustees in bankruptcy), successors and assigns, and all endorsers and other persons liable under this Note.

            (f) The validity, construction and enforcement of this Note shall be governed by the internal laws of the State of New York, excluding rules applicable to conflicts of law. This note has been made, and is intended to be performed, in the State of New York. Any action or proceeding concerning this Note shall be brought in a state or federal court located in the State and County of New York and in no other forum, and the parties hereby submit to the exclusive jurisdiction of such courts. The provisions of this Note are severable, and the invalidity or unenforceability of any provision shall not alter or impair the remaining provisions hereof.

      IN WITNESS WHEREOF, the Payor has duly executed and delivered this Note as of the date first above written

Attest:                                        GLOBAL INTELLICOM, INC.


By: ___________________________                ____________________________
     Elaine Ranieri, Assistant                 Howard Maidenbaum, Executive
       Secretary                                 Vice President and Treasurer

STATE OF NEW YORK   )
                    ss.:
COUNTY OF NEW YORK  )

      On the _____day of February, in the year one thousand nine hundred and ninety-six, before me personally came Howard Maidenbaum, to me known, who being by me duly sworn, did depose and say that he resides at ___________________ New York; that he is the Executive Vice President and Treasurer of Global Intellicom, Inc., the Company described in and which executed the above instrument; and that he signed is name thereto by like authority.


                                          ____________________________
                                                Notary Public

      To all to whom these Presents shall come or may Concern,

Know That                   GLOBAL INTELLICOM, INC.

A corporation organized under the laws of the State of
Nevada, as RELEASOR, in consideration of the sum of One
Dollar and other good and valuable consideration                ($_____________)
received from GOODKIND LABATON & SUCHAROW LLP, a New
York limited liability partnership.

receipt whereof is hereby acknowledged, releases and discharges as RELEASEE,

predecessor partnership and their partners, the RELEASEE, RELEASEE'S, partners, employees, heirs, executors, administrators, successors/and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgements, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against the RELEASE, the RELEASOR, RELEASOR'S successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or be reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE; provided, however, that this Release does not apply to, and does not affect the obligations of the RELEASEE under, the letter agreement of even date between the RELEASEE and the RELEASOR pertaining, among other things, to a claim by the RELEASEE against the RELEASOR in the amount of $696,085.

The words "RELEASOR" and "RELEASEE" include all releasors and all releasees under this RELEASE.

This RELEASE may not be changed orally.

In Witness Whereof, the RELEASOR has caused this RELEASE to be executed by its duly authorized officers and its corporate seal to be hereunto affixed on _________________, 1996.

In presence of:                           GLOBAL INTELLICOM, INC.


                                          By:  _________________________________
                                                 Howard Maidenbaum, Executive
                                                 Vice President and Treasurer

STATE OF NEW YORK, COUNTY OF NEW YORK     ss.:

      On February, 1996 before me personally came Howard Maidenbaum to me known, who, by me duly sworn, did depose and say that deponent resides at ____________________________, that deponent is the Executive Vice
President/Treasurer of Global Intellicom, Inc. the corporation described in, and which executed the foregoing RELEASE, that deponent knows the seal of the corporation,

that the seal affixed to the RELEASE is the corporate seal, that it was affixed by order of the board of of the corporation; and that deponent signed deponent's name by like order.

                                                 _______________________________

            To all to whom these Presents shall come or may Concern,

Know That            GOODKIND LABATON RUDOFF & SUCHAROW LLP

A limited liability partnership organized under the
laws of the State of New York, as RELEASOR, in
consideration of the sum of One Dollar and other good           ($_____________)
and valuable consideration received from GLOBAL
INTELLICOM, INC.,  a Nevada corporation

receipt whereof is hereby acknowledged, releases and discharges as RELEASEE,

                                            ,the RELEASEE, RELEASEE'S, officers,
directors and employer, heirs, executors, administrators, successors/and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgements, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against the RELEASE, the RELEASOR, RELEASOR'S successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or be reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE; provided, however, that this Release does not apply to, and does not affect the obligations of the RELEASEE under, (1) the letter agreement of even date between the RELEASEE and the RELEASOR pertaining, among other things, to a claim by the RELEASOR against the RELEASEE in the amount of $6,96,085, or (2) the A Note or the B Note (as defined in said letter agreement), or (3) the letter of even date from RELEASEE to the RELEASOR pertaining, among other things, to RELEASEE's filings with the Securities and Exchange Commission and the absence of material changes since the dates of such filings.

The words "RELEASOR" and "RELEASEE" include all releasors and all releasees under this RELEASE.

This RELEASE may not be changed orally.

In Witness Whereof, the RELEASOR has caused this RELEASE to be executed by its duly authorized officers and its corporate seal to be hereunto affixed on
                  , 1996.

In presence of:                     GOODKIND LABATON RUDOFF & SUCHAROW LLP


                                    By:  _______________________________________
                                                                        ,Partner

STATE OF NEW YORK, COUNTY OF NEW YORK     ss.:

      On February, 1996 before me personally came to me known, who, by me duly sworn, did depose and say that deponent resides at ____________________________, that deponent is the a Partner of Goodkind Labaton Rudoff & Sucharow LLP the corporation described in, and which executed the foregoing RELEASE, that deponent knows the seal of the corporation, that the seal affixed to the RELEASE is the corporate seal, that it was affixed by order of the board of , of the corporation; and that deponent signed deponent's name by like order of its executive committee.

* limited liability partnership              ___________________________________